UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2005.

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuer of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Exact name of registrant as specified in its charter)

Virginia (State or Other Jurisdiction of Incorporation)	333-103921-01 (Commission File Number)	54-2058720 (IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia (Address of Principal Executive Office)	23059 (Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.	Other Events.

On April 21, 2005, the Capital One Multi-asset Execution Trust issued its Class C(2005-1) Notes.
Section 9 – Financial Statements and Exhibits
Item 9.01 (c).	Exhibits.
The following is filed as an Exhibit to this Report under Exhibit 4.

Exhibit 4.1 Class C(2005-1) Terms Document dated as of April 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Capital One Funding, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust and as Transferor of the Capital One Master Trust, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust and as Transferor of the Capital One Master Trust

April 21, 2005	By:	/s/ Albert A. Ciafre
Name: Albert A. Ciafre Title: Assistant Vice President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Class C(2005-1) Terms Document dated as of April 21, 2005.